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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): June 28, 2006

Commission File No. 333-112819

                 TELEX COMMUNICATIONS INTERMEDIATE HOLDINGS, LLC
             (Exact name of Registrant as specified in its charter)

          DELAWARE                      333-115009                20-0406594
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
        of formation)                                        Identification No.)

                           TELEX COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

          DELAWARE                      333-112819                11-3707780
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

            12000 PORTLAND AVENUE SOUTH, BURNSVILLE, MINNESOTA 55337
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       Registrant's telephone number, including area code: (952) 884-4051

                                      NONE
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

          Telex Communications Holdings, Inc. ("Holdings"), the direct parent of Telex Communications Intermediate Holdings, LLC and the indirect parent of Telex Communications, Inc. (collectively referred to as "Telex"), entered into an Agreement and Plan of Merger and an amendment thereto, both dated June 28, 2006 (collectively, the "Merger Agreement") with Professional Communications Security & Imaging International Holdings BV ("PCSI"), a company organized under the laws of the Netherlands, and STHNL Acquisition Corp. ("Merger Sub"), a Delaware corporation and a wholly owned subsidiary of PCSI. Pursuant to the Merger Agreement, Merger Sub will be merged with and into Holdings (the "Merger"), with Holdings continuing after the Merger as the surviving corporation and a wholly owned subsidiary of PCSI. PCSI is a wholly owned, indirect subsidiary of Robert Bosch GmbH, a company organized under the laws of Germany.

          The aggregate purchase price to be paid by PCSI is $420 million, subject to certain contingencies and post closing adjustments described in the Merger Agreement. The purchase price will represent per share merger consideration to stockholders equal to at least $24.00 per share of common stock, subject to adjustments that, together with certain additional contingent payments over several years, could result in aggregate consideration to stockholders of $29.00 per share. In addition, at the effective time of the Merger, all publicly registered debt of Telex, including the 11 1/2% Senior Secured Notes due October 15, 2008 issued by Telex Communications, Inc. and the 13% Senior Subordinated Discount Notes due January 15, 2009 issued by Telex Communications Intermediate Holdings, LLC, will be satisfied and discharged in accordance with the Merger Agreement.

          The Merger Agreement has been approved and adopted by Holdings' Board of Directors and stockholders. The Merger is subject to the receipt of certain regulatory approvals, including the termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as well as other customary closing conditions, and is expected to close sometime in the third quarter of 2006. A copy of the press release issued by Telex on June 28, 2006 is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

          The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibits 2.1 and 2.2 hereto and is incorporated herein by reference. The Merger Agreement contains representations and warranties that the parties made to and solely for the benefit of each other as of specific dates. The assertions embodied in those representations and warranties are qualified in information contained in confidential disclosure schedules that the parties exchanged in connection with signing the Merger Agreement. Accordingly, investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they are modified by the underlying disclosure schedules. These disclosure schedules contain information that has been included in registrants' prior public disclosures, as well as potential additional non-public information. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Merger Agreement, which subsequent information may or may not be fully reflected in registrants' public disclosures.

          Holdings intends to distribute an information statement to its stockholders in connection with the proposed Merger, and prospective investors and stockholders of Holdings are urged to read the information statement when it becomes available and before making any investment decisions with respect to the Merger.


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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(D)  EXHIBITS

Exhibit No.                               Description
-----------                               -----------
2.1           Agreement and Plan of Merger by and among Professional
              Communications Security & Imaging International Holdings BV, STHNL
              Acquisition Corp., Telex Communications Holdings, Inc., and FS
              Private Investments III LLC as the Representative of the Equity
              Holders, dated as of June 28, 2006.

2.2           Amendment No. 1 dated June 28, 2006 to the Agreement and Plan of
              Merger referred to in Exhibit 2.1.

99.1          Press Release dated June 28, 2006.


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

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        TELEX COMMUNICATIONS INTERMEDIATE
                                        HOLDINGS, LLC

                                        TELEX COMMUNICATIONS, INC.


Date: June 30, 2006                     By: /s/ Gregory W. Richter
                                            ------------------------------------
                                            Gregory W. Richter
                                            Vice President and Chief Financial
                                            Officer


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

                                INDEX TO EXHIBITS

Exhibit No.                               Description
-----------                               -----------
2.1           Agreement and Plan of Merger by and among Professional
              Communications Security & Imaging International Holdings BV, STHNL
              Acquisition Corp., Telex Communications Holdings, Inc. and FS
              Private Investments III LLC as the Representative of the Equity
              Holders, dated as of June 28, 2006.

2.2           Amendment No. 1 dated June 28, 2006 to the Agreement and Plan of
              Merger referred to in Exhibit 2.1.

99.1          Press Release dated June 28, 2006.


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